UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 17, 2004

                               ViewCast.com, Inc.

             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                          (State or other jurisdiction
                                of incorporation)


          0-29020                                                75-2528700
   Commission File Number                                    (I.R.S. Employer
                                                          Identification Number)




                    17300 North Dallas Parkway, Suite 2000
                            Dallas, Texas 75248-1191
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (972) 488-7200
              (Registrant's telephone number, including area code):
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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (C)  Exhibit 99.1. Press release issued by ViewCast.com, Inc. on May 17,
          2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITON

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

          (a) On May 17, 2004 ViewCast.com, Inc., issued a press release announcing results for the first fiscal quarter ended
               March 31, 2004. A copy of this press release is furnished as
               Exhibit 99.1 to this report and is incorporated into this form 8-K by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                    ViewCast.com, Inc.


                                    By: /s/ Laurie L. Latham
                                        ----------------------------------------
                                        Name:  Laurie L. Latham
                                        Title: Chief Financial Officer and
                                               Senior Vice President Finance and
                                               Administration
                                               May 17, 2004